EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Rockwell Medical, Inc. (the “Company”) on Form 10-Q for the quarter ending September 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Periodic Report”), I, Robert L. Chioini, Chief Executive Officer of the Company and I, Thomas E. Klema, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 8, 2017	/s/ Robert L. Chioini
Robert L. Chioini
President and Chief Executive Officer

Dated: November 8, 2017	/s/ Thomas E. Klema
Thomas E. Klema
Vice President and Chief Financial Officer